UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012

CEREPLAST, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34689	91-2154289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 N. Continental, Suite 100, El Segundo California		90245
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 615-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 6, 2012, Cereplast, Inc. (the “Company”) notified the NASDAQ Stock Market that the Company had determined to voluntarily withdraw the listing of the Company’s stock on NASDAQ. The Company will file a Form 25 with the Securities and Exchange Commission and commence trading on the OTCQB on December 17, 2012.

On December 7, 2012, the Company issued a press release with respect to the foregoing, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Press Release dated December 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 12, 2012

CEREPLAST, INC.

/s/ Frederic Scheer
Frederic Scheer
Chief Executive Officer